CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB of 51144, Inc., for the Quarter Ending October 31, 2005, I, David N. Baker, Chief Executive Officer and Chief Financial Officer of 51144, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Quarterly Report on Form 10-QSB for the period ending October 31, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the period ended October 31, 2005, fairly represents in all material respects, the financial condition and results of operations of 51144, Inc.

Dated: November 29, 2005


51144, INC.

By:        /s/ David N.Baker
           -----------------
           David N. Baker
           Chief Executive Officer and
           Chief Financial Officer